Exhibit 10.8
Certain identified information has been omitted because it is both not material and is the type the registrant treats as private or confidential. Omitted information is indicated by [*]. The registrant agrees to furnish an unredacted copy and supplemental analysis upon SEC request.

Amendment No. 1 To Separation Agreement
This Amendment No. 1 (this “Amendment”) to that Separation Agreement between Compass Management Holdings, LLC and Brad Serwin dated September 3, 2025 (the “Separation Agreement”) is entered into as of the 4th day of January 2026. All capitalized terms used in this Amendment without definition shall have the meanings ascribed to them in the Separation Agreement.
1.Notwithstanding Paragraph 5 of the Separation Agreement, the Consulting Period shall continue through June 30, 2026 for the following projects: [*]. In the event any of those named transactions is not concluded by the end of the Consulting Period, Consultant will remain available to perform as deal counsel for those projects until December 31, 2026, without additional compensation, or equity-based awards vesting (after the end of the initial Consulting Period).
2.References in Paragraph 5 of the Separation Agreement to a speciﬁc number of service hours are no longer applicable.
3.Company agrees to include the following RSU/PSU vests in Schedule II of the Separation Agreement in addition to the existing Schedule II and not in replacement thereof.
B. Serwin RSU & PSU vests, May 15 & June 15, 2026

Relationship Type	Employee Number	Name	Grant Name	Employee Grant Number	Grant Date	Vest Month	Vest Year	Vest Date	# of Shares Vesting	Award Type	Equity Award Type
Employee	[*]	Serwin, Brad	[*]	[*]	24-Mar-2025	6	2026	15-June 2026	11,806	[*]	RSU
Employee	[*]	Serwin, Brad	[*]	[*]	09-May-2025	6	2026	15-June 2026	27,482	[*]	RSU
Employee	[*]	Serwin, Brad	[*]	[*]	09-May-2025	6	2026	15-June 2026	33,786	[*]	RSU
Employee	[*]	Brad Serwin	[*]	[*]	24-Jul-2025	5	2026	15-May 2026	17,730	[*]	PSU
In Witness Whereof, the parties have executed this Amendment as of the 4th day of January:

COMPASS MANAGEMENT HOLDINGS, LLC

    /s/ Brad Serwin                    /s/ Robert Reffkin
Brad Serwin    By: